UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2004

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K of TransMontaigne Inc. (“TransMontaigne”), dated November 4, 2004 and filed with the Securities and Exchange Commission on November 9, 2004 (the “Form 8-K”).  The Form 8-K was filed to report that on November 4, 2004, a wholly-owned subsidiary of TransMontaigne, TransMontaigne Product Services Inc. (“TPSI”), entered into a Product Supply Agreement with Morgan Stanley Capital Group Inc. (“MSCG”), pursuant to which TPSI will purchase and receive certain refined petroleum products from MSCG.  Under the terms of the Product Supply Agreement, MSCG will be the exclusive supplier of gasoline and distillate to TransMontaigne’s existing marketing and distribution business at terminals connected to the Colonial and Plantation Pipelines and its Florida waterborne terminals at market-based rates.  On November 23, 2004, TPSI and MSCG entered into the First Amendment to Product Supply Agreement, which amended certain provisions and schedules contained in the Product Supply Agreement.

The sole purpose of this amendment is to file the Product Supply Agreement and the First Amendment to Product Supply Agreement as exhibits to the Form 8-K.  Any description of the Product Supply Agreement set forth in the Form 8-K is qualified by the Product Supply Agreement and the First Amendment to Product Supply Agreement attached hereto and incorporated herein by reference.  The Form 8-K is hereby amended to add Exhibits 10.1 and 10.2 attached hereto.

Item 9.01.                          Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit
10.1

Product Supply Agreement, dated as of November 4, 2004, between TransMontaigne Product Services Inc. and Morgan Stanley Capital Group Inc.  [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.]

10.2

First Amendment to Product Supply Agreement, dated as of November 23, 2004, between TransMontaigne Product Services Inc. and Morgan Stanley Capital Group Inc. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
(Registrant)

Date: January 7, 2005	By:	/s/ RANDALL J. LARSON
Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1

Product Supply Agreement, dated as of November 4, 2004, between TransMontaigne Product Services Inc. and Morgan Stanley Capital Group Inc.  [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omitted portions are indicated by the characters [***].]

10.2

First Amendment to Product Supply Agreement, dated as of November 23, 2004, between TransMontaigne Product Services Inc. and Morgan Stanley Capital Group Inc. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omitted portions are indicated by the characters “[***].”]